Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 158,262,702.35
Previously Paid Amount	0.00
Total Fee Amount	24,230.02
Total Offset Amount	31,181.30
Net Fee	$ 0.00